                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                        November 14, 1996




                WESTERN OHIO FINANCIAL CORPORATION
-----------------------------------------------------------------
      (Exact name of Registrant as specified in its Charter)




     Delaware                0-24120                   31-1403116
-----------------------------------------------------------------
(State or other         (Commission File           (IRS Employer
 jurisdiction of             Number)               Identification
 incorporation)                                          No.)




28 East Main Street, Springfield, Ohio               45501-0719
-----------------------------------------------------------------
Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:(513) 325-4683
-----------------------------------------------------------------

Item 5.   Other Events
          ------------

     On November 14, 1996, Western Ohio Financial Corporation ("Western Ohio") issued the attached press release announcing the consummation of the acquisition of Seven Hills Financial Corporation, Cincinnati, Ohio.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

     The Exhibit listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WESTERN OHIO FINANCIAL CORPORATION



Date: November 14, 1996         By:/s/ C. WILLIAM CLARK
                                   --------------------------------
                                   C. William Clark
                                   President and Chief Executive
                                   Officer

                          EXHIBIT INDEX




Exhibit
Number                     Description
-------                    -----------


 99            Press release dated November 14, 1996